UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 15, 2002

NTS MORTGAGE INCOME FUND
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction incorporation)

0-18550	61-1146077

(Commission File Number)	(I.R.S. Employer Identification No.)

10172 Linn Station Road, Louisville, Kentucky 40223 (Address of principal executive offices)

Registrant's telephone number, including area code:(502) 426-4800

Item 2 - Acquisition or Disposition of Assets

The following exhibit is filed with this document.

Exhibit
Number	Description
99.1	Press Release dated April 15, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NTS Mortgage Income Fund

/s/ Brian F. Lavin

Brian F. Lavin
President

Date: April 15, 2002

Exhibit Index

Exhibit
Number	Description
99.1	Press Release dated April 15, 2002.